EXHIBIT 99.2

                            INVESTOR RIGHTS AGREEMENT


         THIS INVESTOR RIGHTS AGREEMENT (this "Agreement") is entered into as of June 18, 2008, by and between Environmental Service Professionals, Inc., a Nevada corporation (the "Company"), and International Media Fund (IMF), a Delaware corporation (the "Investor") and purchaser of units (the "Units") of the Company's securities pursuant to a Stock Purchase Agreement dated as of June 18, 2008 (the "Purchase Agreement"), with respect to the following facts:


                                    RECITALS

         WHEREAS, pursuant to the terms of the Purchase Agreement, the Company proposes to sell and issue shares of the Company's common stock (the "Shares") and warrants (the "Warrants") to purchase additional shares of the Company's common stock (the Shares and Warrants referred to collectively as the "Units") to the Investors; and

         WHEREAS, as a condition of entering into the Purchase Agreement, the Investors have requested that the Company extend to them registration rights and other rights as set forth below.

         NOW,   THEREFORE,    in   consideration   of   the   mutual   promises,
representations,   warranties,  covenants  and  conditions  set  forth  in  this
Agreement and in the Purchase Agreement, the parties mutually agree as follows:


SECTION 1.        GENERAL

         1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  (A) "AGREEMENT" has the meaning set forth in the Preamble of this Agreement.

                  (B)   "CLOSING"   means  the   closing  of  the   transactions
contemplated by the Purchase Agreement.

                  (C) "COMMON STOCK" means the common stock, par value $0.001 per share, of the Company.

                  (D) "COMPANY" has the meaning set forth in the Preamble of this Agreement.

                  (E) "EFFECTIVENESS DATE" means, with respect to the Registration Statement required to be filed hereunder, the earlier of (a) one hundred eighty (180) days following the Closing or two hundred ten (210) days following the Closing in the event of a full review of the Registration Statement by the SEC, and (b) the fifth trading day following the date on which the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments.

                  (F) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

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                  (G) "FINAL  PROSPECTUS"  has the  meaning set forth in Section
2.5(d) of this Agreement.

                  (H) "FORM SB-2" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  (I) "HOLDER" means any person owning of record or having the right to acquire Registrable Securities.

                  (J) "INVESTOR" has the meaning set forth in the Preamble of this Agreement.

                  (K) "PURCHASE AGREEMENT" has the meaning set forth in the Preamble of this Agreement.

                  (L) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  (M) "REGISTRABLE  SECURITIES" means (i) the 70% of the Shares;
(ii) all shares of Common Stock of the Company issuable upon the exercise of the Warrants; and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, 70% of the Shares or any of the Warrants. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public pursuant to an effective registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

                  (N) "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (i) are then issued and outstanding or (ii) are issuable pursuant to then exercisable or convertible securities.

                  (O) "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  (P) "REGISTRATION STATEMENT" means the registration statements required to be filed hereunder, including (in each case) the prospectus, amendments and supplements to the registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

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                  (Q) "RULE 415" means Rule 415  promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

                  (R) "RULE 424" means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

                  (S) "SEC" means the Securities and Exchange Commission.

                  (T) "SECURITIES" has the meaning set forth in Section 4.1 of this Agreement.

                  (U) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  (V) "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale and any legal fees of counsel for the Holders not included in the definition of "Registration Expenses."

                  (W) "SHARES" has the meaning set forth in the Preamble of this Agreement.

                  (X) "VIOLATION" has the meaning set forth in Section 2.5(a) of this Agreement.

SECTION 2.        REGISTRATION; RESTRICTIONS ON TRANSFER

         2.1      RESTRICTIONS ON TRANSFER.

                  (A) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities, except in strict accordance with Rule 144 of the Securities Act, unless and until:

                           (I) The Registration  Statement is in effect and such
disposition is made in accordance with the Registration Statement; or

                           (II) (A) The  transferee  has agreed in writing to be
bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

                           (III)  Notwithstanding  the  provisions of paragraphs
(i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder to any of its affiliates; provided that in each case the transferee will be subject to the terms of this Agreement to the same extent as if the transferee were an original Holder hereunder.

                  (B) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar

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to the  following (in addition to any legend  required  under  applicable  state securities laws):

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON SALE AND OTHER PROVISIONS AS SET FORTH IN THE AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT, DATED AS OF DECEMBER 10, 2007, BY AND AMONG THE COMPANY, THE REGISTERED OWNER OF THIS CERTIFICATE AND CERTAIN OTHER SHAREHOLDERS OF THE COMPANY, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE SECRETARY OF THE COMPANY."

                  (C) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

                  (D) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

         2.2 REGISTRATION. Within sixty (60) days after the Closing, the Company shall prepare and file with the SEC, and in accordance with the Securities Act and all applicable regulations promulgated thereunder, a Registration Statement covering the resale of all of the Registrable Securities. The Registration Statement required hereunder shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case the Registration shall be on another appropriate form in accordance herewith). The Company shall use all reasonable efforts to have the Registration Statement declared effective by the SEC by the Effective Date.

         2.3 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered PRO RATA on the basis of the number of shares so registered.

         2.4 OBLIGATIONS OF THE COMPANY. The Company shall, as expeditiously as reasonably possible:

                  (A) Use all reasonable efforts to cause the Registration Statement to become effective and keep the Registration Statement effective for up to ninety (90) days or, if earlier, until the Holder or Holders have completed the distribution related thereto (the "Effectiveness Period"). The

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Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

                  (B) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in
Section 2.4(a) above.

                  (C) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (D) Use its reasonable best efforts to register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (F) Notify each Holder of Registrable Securities covered by the Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         2.5      INDEMNIFICATION.

                  (A) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "VIOLATION") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them

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in connection  with  investigating  or defending any such loss,  claim,  damage, liability or action if it is judicially determined that there was such a Violation; PROVIDED, HOWEVER, that the indemnity agreement contained in this
Section 2.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished by such Holder, partner, officer, director, underwriter or controlling person.

                  (B) To the extent permitted by law, each Holder will indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under the Registration Statement or any of such other Holder's partners, directors or officers or any person who controls such other Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished by such Holder; and each such Holder, as the case may be, will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 2.5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld.

                  (C) Promptly after receipt by an indemnified  party under this
Section 2.5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall, jointly with any other indemnifying party similarly noticed, assume the defense thereof; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 2.5 to the extent the indemnifying party is materially prejudiced, but the omission to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.5.

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                  (D) DEFECT ELIMINATED IN FINAL PROSPECTUS. The indemnification obligations of the Company and the Holders pursuant to this Section 2.5 are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but remedied in the amended prospectus on file with the SEC at the time the Registration Statement becomes effective or the amended prospectus filed with the SEC pursuant to Rule 424(b) (the "Final Prospectus"), such indemnification obligations shall not inure to the benefit of any person if a copy of the Final Prospectus was timely furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act to the extent such indemnified party was responsible for delivering the preliminary prospectus or the Final Prospectus.

                  (E) If the indemnification provided for in this Section 2.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

                  (F) The  obligations of the Company and the Holders under this
Section 2.5 shall survive completion of any offering of Registrable Securities in the Registration Statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         2.6 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the Registrable Securities held by the Holders then outstanding. Any amendment or waiver effected in accordance with this Section 2.6 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

         2.7 AGREEMENT TO FURNISH INFORMATION. Each Holder to provide any information as may be reasonably requested by the Company in connection with the Registration Statement within three (3) business days of such request.

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SECTION 3.        COVENANTS OF THE COMPANY

         3.1 RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all Common Stock issuable from time to time upon such exercise.

SECTION 4.        MISCELLANEOUS

         4.1 GOVERNING LAW AND VENUE. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, excluding its choice of law rules. The parties consent to jurisdiction in the Federal and state courts of California shall for all actions arising under or in connection with this Agreement.

         4.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the permitted successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

         4.3 ENTIRE AGREEMENT. This Agreement, the Purchase Agreement, and the other documents delivered pursuant hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein; PROVIDED, HOWEVER, that nothing in this Agreement shall be deemed to terminate or supersede the provisions of any confidentiality and nondisclosure agreements executed by the parties hereto prior to the date hereof, which agreements shall continue in full force and effect until terminated in accordance with their respective terms.

         4.4 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         4.5 AMENDMENT AND WAIVER. Except as otherwise expressly provided, any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors holding a majority of all securities held by the Investors (or, in the case of an amendment or waiver of any provision of Section 2 hereof, only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding and entitled to the registration rights set forth in

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Section 2 hereof).  Any  amendment or waiver  effected in  accordance  with this
Section 4.5 shall be binding upon each Investor, each Holder, each permitted successor or assignee of such Investor or Holder and the Company.

         4.6 NOTICES. All notices required or permitted hereunder shall be in given in accordance with Section 8.3 of the Purchase Agreement.

         4.7 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         4.8 COUNTERPARTS; FACSIMILE. This Agreement may be executed in any number of counterparts and via facsimile, each of which shall be an original, but all of which together shall constitute one instrument.

         4.10 AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                  [Remainder of Page Intentionally Left Blank]























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         IN WITNESS  WHEREOF,  the parties  hereto have  executed  this INVESTOR
RIGHTS AGREEMENT as of the date first above written.

COMPANY:                            Environmental Service Professionals, Inc.



                                    By:/s/Edward Torres
                                    --------------------------------------------
                                          Edward Torres, Chief Executive Officer

INVESTOR:                           International Media Fund



                                    By:/s/Beryl Wolk
                                    --------------------------------------------
                                          Beryl Wolk, Chief Executive Officer





























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